Exhibit No. 99

                                   Term Sheet

                     Wells Fargo Mortgage Backed Securities

               $ 800,629,592* (Approximate Collateral Projection)

                                 WFMBS 2005-AR1
                       Mortgage Pass-Through Certificates

                    Wells Fargo Asset Securities Corporation
                                     Seller

                             Wells Fargo Bank, N.A.
                          Master Servicer and Servicer

* Total Size of Certificates Backed by Group I Mortgage Loans Only

                                    Citigroup

                                 January 7, 2005

--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.
--------------------------------------------------------------------------------

                              Offered Certificates

 Class            Group                 Size* ($)           Rating (S&P/Moody's)
-------     ------------------   ------------------------   --------------------
 I-A1            Group I               742,984,000                AAA/Aaa
 I-A2            Group I                28,823,000                AAA/Aa1
  IO        Group I & Group II    964,848,000 (Notional)          AAA/Aaa
 I-B1            Group I                12,009,000                 AA/Aa2
 I-B2            Group I                6,405,000                   A/A2
 I-B3            Group I                4,003,000                 BBB/Baa2
  I-R            Group I                    50                    AAA/Aaa
--------------------------------------------------------------------------------
II-A**           Group II
II-B1**          Group II
II-B2**          Group II
II-B3**          Group II
II-R**           Group II

* The sizes of the Certificates are subject to change based on the final pool as of the Closing Date and additional rating agency analysis.

**These Classes of Certificates are not available.


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

                          Citigroup Global Markets Inc.

Name:                        Telephone:       E-Mail:
--------------------------   --------------   ----------------------------------
James De Mare                (212) 723-6217   james.p.demare@citigroup.com
Managing Director

Brian Delany                 (212) 723-6217   brian.delany@citigroup.com
Director

Matt Cherwin                 (212) 723-6217   matthew.cherwin@citigroup.com
Director

Julie McDermott              (212) 723-6217   julie.a.mcdermott@citigroup.com
Associate

Pete Steinmetz               (212) 723-6391   peter.d.steinmetz@citigroup.com
Director

Chris Galloway               (212) 723-6662   christopher.galloway@citigroup.com
Associate

Jon Riber                    (212) 723-9937   jonathan.riber@citigroup.com
Associate

Kerry Song                   (212) 723-6748   kerry.song@citigroup.com
Analyst


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

                              Transaction Overview

The Group I
Certificates:                 Approximately $800,629,592 adjustable Class I-A,
                              Class IO, Class I-B and Class I-R Certificates.
                              The Certificates are backed by 5/1 Hybrid 1 Year
                              CMT adjustable-rate first lien prime jumbo residential mortgage loans.

Cut-Off Date:                 January 1, 2005

Settlement Date:              On or about January 31, 2005

1st Distribution Date:        February 25, 2005

Seller:                       Wells Fargo Asset Securities Corporation

Master Servicer &
Servicer:                     Wells Fargo Bank, N.A.

Lead & Sole Underwriter:      Citigroup Global Markets Inc.

The Group I Collateral:       Comprised of adjustable-rate, first lien,
                              relocation and non-relocation residential mortgage loans, totaling approximately $800,630,000. The mortgage loans in the Group I Collateral (also referred to as the "Group I Mortgage Loans") are One Year CMT indexed with initial rate adjustments occurring five years after the date of origination.

Structure:                    Senior/Subordinate

Offered Certificates:         Class I-A1, I-A2 (both classes referred to as the
                              "Class I-A Certificates"), Class IO (referred to as the "Interest Only Certificates"), and Class
                              I-R (referred to as the "Residual Certificates")
                              (collectively the "Senior Certificates"), and the class I-B1, I-B2, I-B3 (referred to as the "Offered Subordinate Certificates") will be offered. The Class I-A1 (the "Super Senior
                              Certificate") has the added credit enhancement provided by the Class I-A2 (the "Senior Support
                              Certificates") with respect to Allocated Losses.

Non-Offered
Certificates:                 The Class I-B4, I-B5 and I-B6 Certificates
                              (referred to as the "Non-Offered Subordinate
                              Certificates" will not be offered, and together with the Offered Subordinate Certificates are referred to as the "Subordinate Certificates").

Interest Payments:            The Class I-A and Class R Certificates will bear
                              interest at a variable-rate (the "Pass-Through
                              Rate") equal to the weighted average of the Net
                              Rates (Gross Rate less Master Servicing and
                              Servicing Fees) of the Group I Mortgage Loans minus the IO strip rate of .005% (the "IO Strip
                              Rate"). The Subordinate Certificates will bear interest at a variable-rate equal to the weighted average of the Net Rates of the Group I Mortgage
                              Loans.


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

                              Transaction Overview

Credit Enhancement:           Credit Enhancement for the Certificates will be
                              provided by a senior/subordinate shifting interest structure with the Subordinate Certificates providing credit enhancement for the Senior
                              Certificates. The Class I-A1 Certificates will also have the additional credit enhancement provided by the Class I-A2 Certificate from Group
                              I (See "Allocation of Losses" section below).

Subordination:                                   Ratings            Credit
                                  Class       (Moody's/S&P)   Enhancement Levels
                              -------------   -------------   ------------------

                               Class I-A1        Aaa/AAA      7.20%* (+/- 0.25%)
                               Class I-A2        Aa1/AAA      3.60% (+/- 0.25%)

                              *The increased credit enhancement level of 7.20% reflected in the Class I-A1 represents subordination from a loss allocation perspective only.

                              The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Payment Priority:             Distributions on the Certificates will be made on
                              the 25th day of each month (or next business day).
                              The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                              Available Funds:

                              1. Payment of interest, concurrently, to the
                                 holders of the Class I-A Certificates from available funds in Group I (and on the first Distribution Date to the Class I-R Certificates) in an amount equal to their respective Pass-Through Rates and to the Class IO Certificates from available funds in both Group I and Group II at the IO Strip Rate;

                              2. Payment of principal to the holders of the
                                 Class I-A Certificates (and on the first
                                 Distribution Date to the Class R Certificates) each class' of allocable share of principal; and

                              3. Payment of interest and principal sequentially
                                 to the Subordinate Certificates in order of their numerical class designations, beginning with the Class I-B1, so each Class I-B certificate shall receive

                                 (a) The weighted average Net Rate of the Group
                                     I Mortgage Loans, and

                                 (b) Such class' allocable share of principal.

Allocation of Losses:         Realized Losses on the Group I Mortgage loans will
                              be allocated to the Subordinate Certificates in order of their reverse numerical class designations, until the Certificate Principal
                              Balance of each Subordinate Certificate has been reduced to zero. Thereafter, Realized Losses on the Group I Mortgage loans will be allocated, first, to the Class I-A2 Certificates and then to the Class I-A1 Certificates.

Cross Collateralization:      The Certificates in Group I and Group II will not
                              be cross-collateralized except for the Class IO
                              Certificates. The available funds for distribution to the Class IO Certificates will be contributed by both Group I and Group II Mortgage Loans.


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

                              Transaction Overview

Shifting Interest:            The Senior Certificates will be entitled to
                              receive 100% of the prepayments on the Group I
                              Mortgage Loans until January 2012. After such time and provided that (i) the principal balance of the Group I Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                              Certificates does not exceed 50% and (ii) cumulative realized losses for the Group I
                              Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                              50% for each test date, the Subordinate
                              Certificates will receive increasing portions of unscheduled principal prepayments from the mortgage loans. The prepayment percentages on the Subordinate Certificates are as follows:

                     February 2005 - January 2012   0% of their pro rata share
                     February 2012 - January 2013   30% of their pro rata share
                     February 2013 - January 2014   40% of their pro rata share
                     February 2014 - January 2015   60% of their pro rata share
                     February 2015 - January 2016   80% of their pro rata share
                     February 2016 - and after      100% of their pro rata share

                              In addition, if (i) the Subordinate Certificate percentage increases to more than twice the Subordinate Certificate percentage as of the Cut-Off Date, (ii) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Subordinate Certificates does not exceed 50% and
                              (iii) (a) prior to 3 years, cumulative realized losses on the mortgage loans do not exceed 20% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the mortgage loans or (b) after 3 years, cumulative realized losses on the mortgage loans do not exceed 30% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 100% of their pro rata share of unscheduled principal prepayments from the mortgage loans.

Call Provision:               At its option, the Seller (or an affiliate of the
                              Seller) may purchase all of the mortgage loans
                              (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the mortgage loans as of the Cut-Off Date. The Certificates will be redeemed at par plus accrued interest.

Distribution Date:            Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in February 2005.


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

                              Transaction Overview

P&I Advances:                 The Servicer is required to advance delinquent
                              payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer will be required to advance to the extent that the underlying servicer fails in its obligation. The Servicer and/or Master Servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:        The Master Servicer will be obligated to pay an
                              amount equal to the lesser of (i) the aggregate
                              Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a) 1/12th of 0.20% and (b) the aggregate Scheduled Principal Balance of the Group I Mortgage Loans for such Distribution Date and (y) the Available Master Servicing
                              Compensation for such Distribution Date.

Underwriting Standards:       The Group I Mortgage Loans were underwritten to
                              the guidelines of the originators as more fully described in the prospectus supplement.

Legal Structure:              Designated portions of the trust will be
                              established as one or more REMICs for federal income tax purposes.

SMMEA Considerations:         The Class I-A Certificates, the Interest Only
                              Certificates and the Class I-B1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage
                              Market Enhancement Act of 1984 (SMMEA). The Class
                              I-B2, Class I-B3, Class I-B4, Class I-B5 and Class
                              I-B6 Certificates will NOT be SMMEA eligible.

ERISA Considerations:         The Class I-A Certificates, the Interest Only
                              Certificates and the Offered Subordinate
                              Certificates are expected to be ERISA eligible as of the Closing Date. The Non-Offered Subordinate
                              Certificates are NOT expected to be ERISA eligible. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:         The Class I-A, the Interest Only Certificates and
                              the Offered Subordinate Certificates will be issued in book-entry form through DTC. The Non
                              Offered Subordinate Certificates and the Residual
                              Certificate will be issued in fully registered, certificated form.

Minimum Denominations:        The Class I-A1 Certificates will be issued with a
                              minimum denomination of $25,000 with incremental denominations of $1,000. The Interest Only
                              Certificates will be issued with a minimum denomination in excess of $25,000 with incremental denomination of $1,000. The Class I-A2 and the Offered Subordinate Certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1,000. The
                              Non-Offered Subordinate Certificates will be issued with a minimum denomination of $250,000 with incremental denominations of $1,000.

                              If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.


--------------------------------------------------------------------------------
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

                                 WFMBS 2005-AR1

                             GROUP I MORTGAGE LOANS

                                   5/1 YR CMT

                                  POOL PROFILE

                                                5/1 Pool          Tolerance
                                              ------------    ------------------
AGGREGATE AAA BALANCE                         $800,629,592          (+/- 10.00%)
MORTGAGE LOAN CUTOFF DATE                         1-Jan-05                   N/A
COUPON (net/gross)                            4.571/4.836%         (+ / - 7 bps)
GWAC RANGE                                      2.75-6.00%                   N/A
WEIGHTED AVERAGE SERVICE FEE                      25.0 bps
MASTER SERVICING FEE                               1.0 bps
TOTAL SERVICING FEE                               26.0 bps
MARGIN (net/gross)                            2.485/2.750%         (+ / - 5 bps)
CLASS IO STRIP RATE                                  0.005%
INDEXED = 1 YR CMT                                     100%
INITIAL CAP                                           5.00%
PERIODIC CAP                                          2.00%
RESET FREQUENCY                                   ANNUALLY
LIFECAP (net/gross)                            9.571/9.836%        (+ / - 7 bps)
WA MONTHS TO NEXT ROLL                                  59      (+ / - 3 months)
INTEREST ONLY PERCENT                                   98%          Approximate
WAM (in months)                                        359        (+/- 2 months)
WAOLTV                                                  72%        (maximum +5%)
CALIFORNIA PERCENT                                      37%          Approximate
AVERAGE LOAN BALANCE                              $354,575    (maximum +$25,000)
CASH OUT REFINANCE PERCENT                              10%        (maximum +5%)
OWNER OCCUPIED                                          92%        (minimum -5%)
SINGLE FAMILY DETACHED PERCENT                          80%        (minimum -5%)
FULL DOCUMENTATION PERCENT                              57%        (minimum -5%)
WA FICO                                                740          (minimum -5)
RELOCATION PERCENT                                       7%          Approximate


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

Number of Loans   Dollars Outstanding   Original Amount   % of Balance over 80 OLTV
---------------   -------------------   ---------------   -------------------------
          2,258        800,629,591.78    801,023,782.00                        2.08

Summary                                  Wgt Avg          Max        NonZero Min
------------------------------------   -----------   -------------   -----------
Average UPB                             354,574.66    3,000,000.00     14,000.00
Average OPB                             354,749.24    3,000,000.00     45,360.00
Gross Coupon                                 4.836           6.000         2.750
Original Term                              359.919         360.000       240.000
Stated Remaining Term                      358.620         360.000       239.000
Amortized Remaining Term                   358.619         360.000       239.000
Original LTV                                72.218         100.000        12.650
FICO                                       740.304         819.000       619.000
Seasoning                                    1.299          18.000         0.000
Margin                                       2.750           2.750         2.750
Minimum Rate                                 2.750           2.750         2.750
Maximum Rate                                 9.836          11.000         7.750
Initial Cap                                  5.000           5.000         5.000
Months to Next Rate Change                  58.701          60.000        42.000
Periodic Cap                                 2.000           2.000         2.000
Origination YR                                2004            2004          2003
First Rate Change Date                  2009-11-21      2010-01-01    2008-07-01
Next Rate Change Date                   2009-11-21      2010-01-01    2008-07-01

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
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

                                                                                    CURR RATE    FICO     ELTV*
Coupon Distribution                                   #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2.75000-2.99999                                         2       438,119      0.05       2.819   746.180   80.000
3.00000-3.24999                                         1       373,280      0.05       3.000   690.000   80.000
3.25000-3.49999                                         4     2,158,350      0.27       3.346   781.333   79.889
3.50000-3.74999                                         4     1,689,964      0.21       3.537   751.573   80.000
3.75000-3.99999                                        14     6,133,938      0.77       3.825   752.138   77.359
4.00000-4.24999                                        50    17,200,637      2.15       4.077   747.829   76.372
4.25000-4.49999                                       130    52,626,105      6.57       4.306   735.231   71.151
4.50000-4.74999                                       320   127,537,872     15.93       4.579   747.008   72.497
4.75000-4.99999                                       785   291,627,305     36.42       4.819   744.126   71.610
5.00000-5.24999                                       587   194,678,285     24.32       5.048   736.515   71.908
5.25000-5.49999                                       313    93,850,056     11.72       5.279   729.157   72.102
5.50000-5.74999                                        46    11,749,354      1.47       5.527   723.266   79.359
5.75000-5.99999                                         1       190,526      0.02       5.750   728.000   80.000
6.00000-6.24999                                         1       375,800      0.05       6.000   715.000   80.000
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
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

                                                                                    CURR RATE    FICO     ELTV*
Loan Amt Distribution                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
10,000.01 - 20,000.00                                   1        14,000      0.00       5.000   710.000   65.000
40,000.01 - 50,000.00                                   2        92,210      0.01       5.002   729.871   60.689
50,000.01 - 60,000.00                                   1        54,938      0.01       5.375   677.000   47.410
60,000.01 - 70,000.00                                   1        69,917      0.01       5.250   635.000   42.420
70,000.01 - 80,000.00                                  12       910,781      0.11       5.062   739.372   72.845
80,000.01 - 90,000.00                                  14     1,212,612      0.15       5.010   755.373   72.752
90,000.01 - 100,000.00                                 27     2,615,416      0.33       4.997   728.844   72.528
100,000.01 - 125,000.00                                88    10,096,357      1.26       4.919   747.828   76.890
125,000.01 - 150,000.00                               153    21,136,777      2.64       4.970   742.034   76.016
150,000.01 - 175,000.00                               140    22,757,526      2.84       4.922   739.078   76.321
175,000.01 - 200,000.00                               179    33,906,143      4.23       4.862   736.829   74.984
200,000.01 - 225,000.00                               150    31,955,369      3.99       4.882   740.641   75.637
225,000.01 - 250,000.00                               135    32,157,599      4.02       4.878   742.141   75.417
250,000.01 - 275,000.00                               123    32,377,940      4.04       4.907   745.794   75.673
275,000.01 - 300,000.00                               122    35,018,001      4.37       4.887   742.771   76.770
300,000.01 - 333,700.00                               190    60,639,310      7.57       4.826   738.241   75.798
333,700.01 - 350,000.00                                 3     1,020,117      0.13       4.828   751.715   80.000
350,000.01 - 500,000.00                               466   197,705,575     24.69       4.848   739.791   73.906
500,000.01 -1,000,000.00                              437   294,626,934     36.80       4.787   738.466   68.615
1,000,000.01 -1,500,000.00                              9    11,985,999      1.50       4.807   765.098   61.804
1,500,000.01 -2,000,000.00                              3     4,816,071      0.60       4.918   757.462   62.681
2,000,000.01 -2,500,000.00                              1     2,460,000      0.31       4.875   806.000   54.970
2,500,000.01 -3,000,000.00                              1     3,000,000      0.37       4.250   720.000   31.910
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
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

                                                                                    CURR RATE    FICO     ELTV*
Fix vs Arm                                            #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
adj                                                 2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Product Type                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
5-1 CMT Arm (IO)                                    2,203   787,962,585     98.42       4.835   740.671   72.188
5-1 CMT Arm                                            55    12,667,007      1.58       4.870   717.490   70.830
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Balloon Flag                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Non-Balloon                                         2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Origination Year                                      #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2003                                                    1       455,915      0.06       4.250   766.000   80.000
2004                                                2,257   800,173,677     99.94       4.836   740.290   72.162
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  12

                                                                                    CURR RATE    FICO     ELTV*
FICO distribution                                     #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
600 - 619.99                                            1       282,688      0.04       5.250   619.000   80.000
620 - 649.99                                            8     2,836,121      0.35       4.961   641.552   72.331
650 - 679.99                                           57    23,363,610      2.92       4.928   668.735   68.148
680 - 699.99                                          310   108,787,562     13.59       4.889   689.492   71.729
700 - 749.99                                          886   310,723,014     38.81       4.844   725.053   72.873
750 - 799.99                                          916   328,861,359     41.08       4.809   772.368   72.105
800+                                                   80    25,775,237      3.22       4.751   806.600   69.805
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Original LTV                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
0 - 60.00                                             251   114,163,601     14.26       4.851   741.176   48.188
60.01 - 70.00                                         311   152,665,271     19.07       4.837   738.312   66.233
70.01 - 80.00                                       1,621   517,107,762     64.59       4.828   740.903   78.656
80.01 - 85.00                                          10     1,944,167      0.24       4.835   722.402   82.102
85.01 - 90.00                                          29     6,002,005      0.75       5.012   729.775   89.536
90.01 - 95.00                                          32     6,934,103      0.87       5.079   725.289   94.583
95.01 - 100.00                                          4     1,812,683      0.23       4.501   794.034   76.563
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  13

                                                                                    CURR RATE    FICO     ELTV*
Property Type                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
SINGLE FAM DETACHED                                 1,738   640,200,130     79.96       4.822   739.172   71.418
LOWRISE CONDO SF                                      384   111,729,542     13.96       4.889   743.482   76.249
HIGHRISE CONDO SF                                     102    35,787,262      4.47       4.864   748.156   72.097
PUD                                                    14     4,068,215      0.51       5.112   756.435   74.750
CO-OP                                                  10     3,345,969      0.42       4.864   747.294   75.485
2-4 FAMILY                                             10     5,498,473      0.69       4.946   740.273   72.880
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Occupancy Type                                        #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
PRIMARY                                             2,046   732,558,529     91.50       4.834   739.008   72.143
SECOND HOME                                           212    68,071,063      8.50       4.850   754.257   72.416
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Lien Priority                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
1st Lien                                            2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Original Term                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
181 - 240                                               2       540,000      0.07       4.602   754.963   70.643
241 - 360                                           2,256   800,089,592     99.93       4.836   740.294   72.167
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  14

                                                                                    CURR RATE    FICO     ELTV*
Stated Remaining Term                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
205 - 240                                               2       540,000      0.07       4.602   754.963   70.643
313 - 348                                               1       455,915      0.06       4.250   766.000   80.000
349 - 360                                           2,255   799,633,677     99.88       4.836   740.280   72.163
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Delinq Status                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Current                                             2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Purpose Type                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
REFI EQUITY TAKEOUT                                   224    79,679,510      9.95       4.955   736.496   62.179
PURCHASE                                            1,549   521,947,172     65.19       4.794   745.341   75.754
RATE/TERM REFINANCE                                   485   199,002,910     24.86       4.898   728.620   66.754
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Documentation code                                    #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Full Doc                                            1,239   457,606,789     57.16       4.861   733.324   73.417
Income Only                                           107    39,410,107      4.92       4.887   726.712   69.337
Asset Only                                            711   239,525,779     29.92       4.833   750.901   70.065
No Doc                                                201    64,086,917      8.00       4.637   758.899   72.827
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  15

                                                                                    CURR RATE    FICO     ELTV*
IO Flag                                               #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
io                                                  2,203   787,962,585     98.42       4.835   740.671   72.188
am                                                     55    12,667,007      1.58       4.870   717.490   70.830
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
PMI Code                                              #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
GE MTGE                                                 4     1,033,299      0.13       5.069   739.717   85.659
MGIC                                                    2       410,636      0.05       4.875   699.692   92.024
Pledged Asset / LTV > 80% and NO PMI                    4     1,812,683      0.23       4.501   794.034   76.563
PMI MTGE.                                              11     2,170,993      0.27       5.225   709.906   91.532
UNITED GTY                                              6     1,318,214      0.16       5.024   726.678   93.057
REPUBLIC                                                9     1,531,048      0.19       5.157   739.125   91.831
TRIAD                                                  11     2,396,777      0.30       4.932   742.885   92.343
AMERIN GUARANTEE                                       28     6,019,309      0.75       4.947   722.818   90.253
No MI -LTV less than 80%                            2,183   783,936,634     97.92       4.833   740.438   71.800
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Seasoning                                             #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
000 - 006                                           2,238   789,823,510     98.65       4.844   740.545   72.393
007 - 012                                              19    10,350,167      1.29       4.237   720.812   54.530
013 - 018                                               1       455,915      0.06       4.250   766.000   80.000
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  16

                                                                                    CURR RATE    FICO     ELTV*
Relo Flag                                             #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Non-Relo                                            2,101   745,167,660     93.07       4.878   739.856   71.737
Relo                                                  157    55,461,932      6.93       4.262   746.323   77.935
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Conforming - NonConforming Flag (by balance only)     #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Conforming                                          1,352   290,482,954     36.28       4.884   741.032   75.785
Non-Conforming                                        906   510,146,638     63.72       4.808   739.890   70.105
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
State                                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
California                                            630   299,261,414     37.38       4.901   736.825   71.054
Florida                                               195    58,650,394      7.33       4.903   746.317   71.569
Virginia                                              144    48,715,855      6.08       4.859   744.680   74.605
Other                                               1,289   394,001,929     49.21       4.773   741.511   72.798
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Index                                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
1 YEAR CMT                                          2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  17

                                                                                    CURR RATE    FICO     ELTV*
Margins                                               #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2.75                                                2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Lifetime Cap Rates (%)                                #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
7.000 - 7.999                                           2       438,119      0.05       2.819   746.180   80.000
8.000 - 8.999                                          23    10,355,532      1.29       3.649   755.891   78.412
9.000 - 9.999                                       1,285   488,991,919     61.08       4.675   744.051   71.960
10.000 - 10.999                                       947   300,468,221     37.53       5.139   733.693   72.265
11.000 - 11.999                                         1       375,800      0.05       6.000   715.000   80.000
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Initial Periodic Rate Caps                            #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
5.000                                               2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166

                                                                                    CURR RATE    FICO     ELTV*
Subsequent Periodic Rate Caps                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2.000                                               2,258   800,629,592    100.00       4.836   740.304   72.166
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  18

                                                                                    CURR RATE    FICO     ELTV*
Months To Next Rate Change Date                       #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
42                                                      1       455,915      0.06       4.250   766.000   80.000
49                                                      1       650,000      0.08       4.250   715.000   60.470
52                                                      6     2,228,736      0.28       4.242   719.372   62.272
53                                                     12     7,471,431      0.93       4.234   721.747   51.704
54                                                      6     2,084,868      0.26       4.260   751.460   77.780
55                                                      5     2,692,188      0.34       4.707   759.146   58.482
56                                                     10     3,369,122      0.42       4.820   736.817   76.101
57                                                     31    11,706,946      1.46       5.037   746.842   73.928
58                                                    296   112,833,007     14.09       4.941   738.573   71.984
59                                                  1,883   654,234,067     81.71       4.826   740.662   72.439
60                                                      7     2,903,312      0.36       4.866   744.591   76.262
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                              2,258   800,629,592    100.00       4.836   740.304   72.166


* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  19

                                   Term Sheet

                     Wells Fargo Mortgage Backed Securities

               $ 199,628,396* (Approximate Collateral Projection)

                                 WFMBS 2005-AR1
                       Mortgage Pass-Through Certificates

                    Wells Fargo Asset Securities Corporation
                                     Seller

                             Wells Fargo Bank, N.A.
                          Master Servicer and Servicer

* Total Size of Certificates Backed by Group II Mortgage Loans Only

                                    Citigroup

                                 January 7, 2005

--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.
--------------------------------------------------------------------------------

                              Offered Certificates

Class               Group                Size* ($)          Rating (S&P/Moody's)
------        ------------------   ----------------------   --------------------
 II-A              Group II             193,041,000               AAA/Aaa
  IO          Group I & Group II   964,848,000 (Notional)         AAA/Aaa
II-B1              Group II              2,695,000                 AA/Aa2
II-B2              Group II              1,597,000                  A/A2
II-B3              Group II               699,000                 BBB/Baa2
 II-R              Group II                  50                   AAA/Aaa
--------------------------------------------------------------------------------
I-A1**             Group I
I-A2**             Group I
I-B1**             Group I
I-B2**             Group I
I-B3**             Group I
I-R**              Group I

* The sizes of the Certificates are subject to change based on the final pool as of the Closing Date and additional rating agency analysis.

**These Classes of Certificates are not available.


--------------------------------------------------------------------------------
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

                          Citigroup Global Markets Inc.

Name:                        Telephone:       E-Mail:
--------------------------   --------------   ----------------------------------
James De Mare                (212) 723-6217   james.p.demare@citigroup.com
Managing Director

Brian Delany                 (212) 723-6217   brian.delany@citigroup.com
Director

Matt Cherwin                 (212) 723-6217   matthew.cherwin@citigroup.com
Director

Julie McDermott              (212) 723-6217   julie.a.mcdermott@citigroup.com
Associate

Pete Steinmetz               (212) 723-6391   peter.d.steinmetz@citigroup.com
Director

Chris Galloway               (212) 723-6662   christopher.galloway@citigroup.com
Associate

Jon Riber                    (212) 723-9937   jonathan.riber@citigroup.com
Associate

Kerry Song                   (212) 723-6748   kerry.song@citigroup.com
Analyst


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

                              Transaction Overview

The Group II
Certificates:                 Approximately $199,628,396 adjustable Class II-A,
                              Class IO, Class II-B and Class II-R Certificates.
                              The Certificates are backed by 5/1 Hybrid 1 Year
                              CMT adjustable-rate first lien prime jumbo residential mortgage loans.

Cut-Off Date:                 January 1, 2005

Settlement Date:              On or about January 31, 2005

1st Distribution Date:        February 25, 2005

Seller:                       Wells Fargo Asset Securities Corporation

Master Servicer &
Servicer:                     Wells Fargo Bank, N.A.

Lead & Sole Underwriter:      Citigroup Global Markets Inc.

The Group II Collateral:      Comprised of adjustable-rate, first lien,
                              relocation and non-relocation residential mortgage loans, totaling approximately $199,628,000. The mortgage loans in the Group II Collateral (also referred to as the "Group II Mortgage Loans") are One Year CMT indexed with initial rate adjustments occurring five years after the date of origination.

Structure:                    Senior/Subordinate

Offered Certificates:         Class II-A, Class IO (referred to as the "Interest
                              Only Certificates"), and Class II-R (referred to as the "Residual Certificates") (collectively the "Senior Certificates"), and the class II-B1, II-B2, and II-B3 (referred to as the "Offered
                              Subordinate Certificates") will be offered.

Non-Offered
Certificates:                 The Class II-B4, II-B5 and II-B6 Certificates
                              (referred to as the "Non-Offered Subordinate
                              Certificates" will not be offered, and together with the Offered Subordinate Certificates are referred to as the "Subordinate Certificates").

Interest Payments:            The Class II-A and Class II-R Certificates will
                              bear interest at a variable-rate (the
                              "Pass-Through Rate") equal to the weighted average of the Net Rates (Gross Rate less Master Servicing and Servicing Fees) of the Group II Mortgage Loans minus the IO strip rate of .005% (the "IO Strip
                              Rate"). The Subordinate Certificates will bear interest at a variable-rate equal to the weighted average of the Net Rates of the Group II Mortgage
                              Loans.


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

                              Transaction Overview

Credit Enhancement:           Credit Enhancement for the Certificates will be
                              provided by a senior/subordinate shifting interest structure with the Subordinate Certificates providing credit enhancement for the Senior
                              Certificates.

Subordination:                                  Ratings            Credit
                                 Class       (Moody's/S&P)   Enhancement Levels
                              ------------   -------------   -------------------
                               Class II-A       Aaa/AAA       3.30% (+/- 0.25%)

                              The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Payment Priority:             Distributions on the Certificates will be made on
                              the 25th day of each month (or next business day).
                              The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                              Available Funds:

                              1. Payment of interest to the holders of the Class
                                 II-A Certificates from available funds in Group II (and on the first Distribution Date to the Class II-R Certificates) in an amount equal to their respective Pass-Through Rates and to the Class IO Certificates from available funds in both Group I and Group II at the IO Strip Rate;

                              2. Payment of principal to the holders of the
                                 Class II-A Certificates (and on the first
                                 Distribution Date to the Class II-R
                                 Certificates) each class' of allocable share of principal; and

                              3. Payment of interest and principal sequentially
                                 to the Subordinate Certificates in order of their numerical class designations, beginning with the Class II-B1, so each Class II-B certificate shall receive

                                 (a) The weighted average Net Rate of the Group
                                     II Mortgage Loans, and

                                 (b) Such class' allocable share of principal.

Allocation of Losses:         Realized Losses on the Group II Mortgage loans
                              will be allocated to the Subordinate Certificates in order of their reverse numerical class designations, until the Certificate Principal
                              Balance of each Subordinate Certificate has been reduced to zero. Thereafter, Realized Losses on the Group II Mortgage loans will be allocated to the Class II-A Certificates.

Cross Collateralization:      The Certificates in Group I and Group II will not
                              be cross-collateralized except for the Class IO
                              Certificates. The available funds for distribution to the Class IO Certificates will be contributed by both Group I and Group II Mortgage Loans.


--------------------------------------------------------------------------------
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

                              Transaction Overview

Shifting Interest:            The Senior Certificates will be entitled to
                              receive 100% of the prepayments on the Group II
                              Mortgage Loans until January 2010. After such time and provided that (i) the principal balance of the Group II Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and
                              (ii) cumulative realized losses for the Group II
                              Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                              50% for each test date, the Subordinate
                              Certificates will receive increasing portions of unscheduled principal prepayments from the mortgage loans. The prepayment percentages on the Subordinate Certificates are as follows:

                     February 2005 - January 2010   0% of their pro rata share
                     February 2010 - January 2011   30% of their pro rata share
                     February 2011 - January 2012   40% of their pro rata share
                     February 2012 - January 2013   60% of their pro rata share
                     February 2013 - January 2014   80% of their pro rata share
                     February 2014 - and after      100% of their pro rata share

                              In addition, if (i) the Subordinate Certificate percentage increases to more than twice the Subordinate Certificate percentage as of the Cut-Off Date, (ii) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Subordinate Certificates does not exceed 50% and
                              (iii) (a) prior to 3 years, cumulative realized losses on the mortgage loans do not exceed 20% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the mortgage loans or (b) after 3 years, cumulative realized losses on the mortgage loans do not exceed 30% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 100% of their pro rata share of unscheduled principal prepayments from the mortgage loans.

Call Provision:               At its option, the Seller (or an affiliate of the
                              Seller) may purchase all of the mortgage loans
                              (and properties acquired on behalf of the trust) when the mortgage loans remaining in the trust as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the mortgage loans as of the Cut-Off Date. The Certificates will be redeemed at par plus accrued interest.

Distribution Date:            Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in February 2005.


--------------------------------------------------------------------------------
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

                              Transaction Overview

P&I Advances:                 The Servicer is required to advance delinquent
                              payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Master Servicer will be required to advance to the extent that the underlying servicer fails in its obligation. The Servicer and/or Master Servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:        The Master Servicer will be obligated to pay an
                              amount equal to the lesser of (i) the aggregate
                              Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a) 1/12th of 0.20% and (b) the aggregate Scheduled Principal Balance of the Group II Mortgage Loans for such Distribution Date and (y) the Available Master Servicing
                              Compensation for such Distribution Date.

Underwriting Standards:       The Group II Mortgage Loans were underwritten to
                              the guidelines of the originators as more fully described in the prospectus supplement.

Legal Structure:              Designated portions of the trust will be
                              established as one or more REMICs for federal income tax purposes.

SMMEA Considerations:         The Class II-A Certificates, the Interest Only
                              Certificates and the Class II-B1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage
                              Market Enhancement Act of 1984 (SMMEA). The Class
                              II-B2, Class II-B3, Class II-B4, Class II-B5 and
                              Class II-B6 Certificates will NOT be SMMEA eligible.

ERISA Considerations:         The Class II-A Certificates, the Interest Only
                              Certificates and the Offered Subordinate
                              Certificates are expected to be ERISA eligible as of the Closing Date. The Non-Offered Subordinate
                              Certificates are NOT expected to be ERISA eligible. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:         The Class II-A, the Interest Only Certificates and
                              the Offered Subordinate Certificates will be issued in book-entry form through DTC. The Non
                              Offered Subordinate Certificates and the Residual
                              Certificate will be issued in fully registered, certificated form.

Minimum Denominations:        The Class II-A Certificates will be issued with a
                              minimum denomination of $25,000 with incremental denominations of $1,000. The Interest Only
                              Certificates will be issued with a minimum denomination in excess of $25,000 with incremental denomination of $1,000. The Non-Offered
                              Subordinate Certificates will be issued with a minimum denomination of $250,000 with incremental denominations of $1,000.

                              If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.


--------------------------------------------------------------------------------
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

                             GROUP II MORTGAGE LOANS

                                   5/1 YR CMT

                                  POOL PROFILE

                                                5/1 Pool          Tolerance
                                              ------------    ------------------
AGGREGATE BALANCE                             $199,628,396          (+/- 10.00%)
MORTGAGE LOAN CUTOFF DATE                         1-Jan-05                   N/A
COUPON (net/gross)                             4.506/4.771%        (+ / - 7 bps)
GWAC RANGE                                     3.625-5.625%                  N/A
WEIGHTED AVERAGE SERVICE FEE                      25.0 bps
MASTER SERVICING FEE                               1.0 bps
TOTAL SERVICING FEE                               26.0 bps
MARGIN (net/gross)                             2.485/2.750%        (+ / - 5 bps)
CLASS IO STRIP RATE                                  0.005%
INDEXED = 1 YR CMT                                     100%
INITIAL CAP                                           5.00%
PERIODIC CAP                                          2.00%
RESET FREQUENCY                                   ANNUALLY
LIFECAP (net/gross)                            9.506/9.771%        (+ / - 7 bps)
WA MONTHS TO NEXT ROLL                                  59      (+ / - 3 months)
INTEREST ONLY PERCENT                                   25%          Approximate
WAM (in months)                                        358        (+/- 2 months)
WAOLTV                                                  71%        (maximum +5%)
CALIFORNIA PERCENT                                      41%          Approximate
AVERAGE LOAN BALANCE                              $515,836    (maximum +$25,000)
CASH OUT REFINANCE PERCENT                              12%        (maximum +5%)
OWNER OCCUPIED                                          93%        (minimum -5%)
SINGLE FAMILY DETACHED PERCENT                          86%        (minimum -5%)
FULL DOCUMENTATION PERCENT                              59%        (minimum -5%)
WA FICO                                                735          (minimum -5)
RELOCATION PERCENT                                      13%          Approximate


--------------------------------------------------------------------------------
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

Number of Loans   Dollars Outstanding   Original Amount   % of Balance over 80 OLTV
---------------   -------------------   ---------------   -------------------------
            387        199,628,396.01    199,916,957.00                        3.83

Summary                                  Wgt Avg          Max        NonZero Min
------------------------------------   -----------   -------------   -----------
Average UPB                             515,835.65    1,807,000.00    359,133.08
Average OPB                             516,581.28    1,807,000.00    359,920.00
Gross Coupon                                 4.771           5.625         3.625
Original Term                              359.735         360.000       240.000
Stated Remaining Term                      358.411         360.000       239.000
Amortized Remaining Term                   358.286         360.000       239.000
Original LTV                                71.115         100.000        23.210
FICO                                       735.078         817.000       622.000
Seasoning                                    1.325           8.000         0.000
Margin                                       2.750           2.750         2.750
Minimum Rate                                 2.750           2.750         2.750
Maximum Rate                                 9.771          10.625         8.625
Initial Cap                                  5.000           5.000         5.000
Months to Next Rate Change                  58.675          60.000        52.000
Periodic Cap                                 2.000           2.000         2.000
Origination YR                                2004            2004          2004
First Rate Change Date                  2009-11-21      2010-01-01    2009-05-01
Next Rate Change Date                   2009-11-21      2010-01-01    2009-05-01

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
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

                                                                                    CURR RATE    FICO     ELTV*
Coupon Distribution                                   #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
3.50000-3.74999                                         1       502,425      0.25       3.625   783.000   80.000
3.75000-3.99999                                         8     3,897,414      1.95       3.863   760.705   78.237
4.00000-4.24999                                        15     6,988,092      3.50       4.104   762.270   76.585
4.25000-4.49999                                        37    21,082,714     10.56       4.304   741.504   70.407
4.50000-4.74999                                        68    34,811,114     17.44       4.568   743.754   72.509
4.75000-4.99999                                       146    76,848,174     38.50       4.825   735.837   70.561
5.00000-5.24999                                        74    34,446,405     17.26       5.053   723.631   69.268
5.25000-5.49999                                        31    17,492,664      8.76       5.293   720.528   68.140
5.50000-5.74999                                         7     3,559,394      1.78       5.516   698.298   74.522
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Loan Amt Distribution                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
350,000.01 - 500,000.00                               231    97,330,907     48.76       4.787   732.291   73.659
500,000.01 -1,000,000.00                              152    96,390,509     48.28       4.757   737.766   69.133
1,000,000.01 -1,500,000.00                              3     4,099,979      2.05       4.479   743.156   58.491
1,500,000.01 -2,000,000.00                              1     1,807,000      0.91       5.250   722.000   45.180
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Fix vs Arm                                            #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
adj                                                   387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
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

                                                                                    CURR RATE    FICO     ELTV*
Product Type                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
5-1 CMT Arm                                           298   149,755,047     75.02       4.764   734.038   70.932
5-1 CMT Arm (IO)                                       89    49,873,349     24.98       4.791   738.143   70.822
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Balloon Flag                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Non-Balloon                                           387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Origination Year                                      #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2004                                                  387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
FICO distribution                                     #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Not Available                                           5     2,691,739      1.35       4.443   NO DATA   83.377
620 - 649.99                                           15     6,851,716      3.43       5.021   638.052   68.649
650 - 679.99                                           40    19,502,945      9.77       4.922   665.033   72.998
680 - 699.99                                           35    18,543,630      9.29       4.789   687.446   72.262
700 - 749.99                                          123    66,102,280     33.11       4.810   725.858   69.689
750 - 799.99                                          153    77,722,523     38.93       4.696   772.933   70.564
800+                                                   16     8,213,564      4.11       4.652   805.865   73.665
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
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

                                                                                    CURR RATE    FICO     ELTV*
Original LTV                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
0 - 60.00                                              61    37,043,276     18.56       4.831   735.804   49.330
60.01 - 70.00                                          76    41,319,155     20.70       4.811   735.191   67.023
70.01 - 80.00                                         234   113,613,828     56.91       4.733   735.316   78.378
80.01 - 85.00                                           4     2,040,112      1.02       4.646   719.434   82.696
85.01 - 90.00                                           6     2,585,902      1.30       4.724   711.726   89.680
90.01 - 95.00                                           4     1,623,623      0.81       5.268   702.060   95.000
95.01 - 100.00                                          2     1,402,500      0.70       4.751   782.503   69.947
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Property Type                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
SINGLE FAM DETACHED                                   332   171,602,515     85.96       4.775   735.803   70.743
LOWRISE CONDO SF                                       30    14,148,292      7.09       4.777   727.728   73.791
HIGHRISE CONDO SF                                      22    12,630,847      6.33       4.674   735.165   70.082
CO-OP                                                   3     1,246,742      0.62       5.085   719.321   68.679
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Occupancy Type                                        #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
PRIMARY                                               361   186,020,487     93.18       4.766   735.706   71.307
SECOND HOME                                            26    13,607,909      6.82       4.837   726.621   65.396
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
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disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  12

                                                                                    CURR RATE    FICO     ELTV*
Lien Priority                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
1st Lien                                              387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Original Term                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
181 - 240                                               1       440,462      0.22       4.500   722.000   80.000
241 - 360                                             386   199,187,934     99.78       4.771   735.107   70.884
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Stated Remaining Term                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
205 - 240                                               1       440,462      0.22       4.500   722.000   80.000
349 - 360                                             386   199,187,934     99.78       4.771   735.107   70.884
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Delinq Status                                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Current                                               387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  13

                                                                                    CURR RATE    FICO     ELTV*
Purpose Type                                          #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
REFI EQUITY TAKEOUT                                    49    24,543,110     12.29       4.921   714.822   63.596
PURCHASE                                              234   117,785,924     59.00       4.674   744.792   75.114
RATE/TERM REFINANCE                                   104    57,299,363     28.70       4.905   724.241   65.381
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Documentation code                                    #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Full Doc                                              221   117,518,375     58.87       4.825   726.074   72.320
Income Only                                            17     8,660,561      4.34       4.860   719.694   63.140
Asset Only                                            105    53,701,265     26.90       4.740   746.097   67.602
No Doc                                                 44    19,748,195      9.89       4.489   764.214   74.861
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
IO Flag                                               #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
io                                                     89    49,873,349     24.98       4.791   738.143   70.822
am                                                    298   149,755,047     75.02       4.764   734.038   70.932
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  14

                                                                                    CURR RATE    FICO     ELTV*
PMI Code                                              #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
GE MTGE                                                 1       394,802      0.20       5.500   660.000   95.000
MGIC                                                    2     1,006,031      0.50       4.920   703.947   86.789
Pledged Asset / LTV > 80% and NO PMI                    2     1,402,500      0.70       4.751   782.503   69.947
UNITED GTY                                              2       907,774      0.45       5.000   719.134   89.088
TRIAD                                                   2       812,184      0.41       4.491   653.000   86.075
AMERIN GUARANTEE                                        7     3,128,847      1.57       4.775   728.741   89.252
No MI -LTV less than 80%                              371   191,976,259     96.17       4.768   735.384   70.329
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Seasoning                                             #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
000 - 006                                             381   196,517,596     98.44       4.778   735.484   70.911
007 - 012                                               6     3,110,800      1.56       4.285   709.772   70.503
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Relo Flag                                             #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Non-Relo                                              338   174,279,600     87.30       4.845   732.622   70.001
Relo                                                   49    25,348,796     12.70       4.260   753.547   77.113
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Conforming - NonConforming Flag (by balance only)     #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Non-Conforming                                        387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  15

                                                                                    CURR RATE    FICO     ELTV*
State                                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
California                                            150    81,030,914     40.59       4.859   730.168   67.945
New York                                               18    10,692,749      5.36       4.630   742.743   65.057
Virginia                                               21     9,999,740      5.01       4.764   735.955   75.411
Other                                                 198    97,904,993     49.04       4.713   738.251   73.532
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Index                                                 #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
1 YEAR CMT                                            387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Margins                                               #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2.75                                                  387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Lifetime Cap Rates (%)                                #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
8.000 - 8.999                                           9     4,399,839      2.20       3.836   763.251   78.438
9.000 - 9.999                                         266   139,730,094     70.00       4.646   739.863   71.324
10.000 - 10.999                                       112    55,498,463     27.80       5.158   721.028   69.249
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  16

                                                                                    CURR RATE    FICO     ELTV*
Initial Periodic Rate Caps                            #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
5.000                                                 387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Subsequent Periodic Rate Caps                         #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
2.000                                                 387   199,628,396    100.00       4.771   735.078   70.904
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

                                                                                    CURR RATE    FICO     ELTV*
Months To Next Rate Change Date                       #      Curr UPB     % Total      WA         WA        WA
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
52                                                      1       435,303      0.22       4.500   754.000   50.290
53                                                      5     2,675,496      1.34       4.250   702.576   73.791
55                                                      1       645,491      0.32       4.250   775.000   69.150
57                                                     13     7,093,731      3.55       4.721   733.011   70.042
58                                                     64    30,564,002     15.31       4.918   733.346   70.721
59                                                    300   156,605,723     78.45       4.756   735.478   70.901
60                                                      3     1,608,650      0.81       4.770   771.726   79.986
-------------------------------------------------   -----   -----------   -------   ---------   -------   ------
Total:                                                387   199,628,396    100.00       4.771   735.078   70.904

* Loans that have pledged assets have an OLTV between 95% and 100%, but have an Effective LTV (or ELTV) of less than or equal to 80%. The ELTV is equal to the OLTV for loans without pledged assets and is equal to the Effective LTV for loans with pledged assets.


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor
immediately.                                                                  17